Fees Summary	Aug. 06, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 119,814,000
Previously Paid Amount	0
Total Fee Amount	17,684.55
Total Offset Amount	0
Net Fee	$ 17,684.55